SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):    December 19, 2006
FORRESTER RESEARCH, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-21433 (Commission File Number)	04-2797789 (I.R.S. Employer Identification No.)

400 Technology Square Cambridge, Massachusetts (Address of Principal Executive Offices)	02139 (Zip Code)
(617) 613-6000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On December 19, 2006, Warren Hadley, Chief Financial Officer and Treasurer of Forrester Research, Inc. (the “Company”), resigned as Chief Financial Officer and Treasurer of the Company effectively immediately. On December 19, 2006, the Company announced that George F. Colony, Chairman and Chief Executive Officer of the Company, will serve as acting Chief Financial Officer while the Company conducts a search for the position.
George F. Colony, 53, has served as Chairman and Chief Executive Officer since the Company’s inception in 1983.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2006	FORRESTER RESEARCH, INC. (Registrant)
	By:	/s/ Gail S. Mann
Chief Legal Officer & Secretary